Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending December 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)      the amount of payments with respect to each series of Notes paid with respect to principal during thpreceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)      the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	119,564
A-5AR Notes	278,333
B-2AR Notes	37,956
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	483,194
B-3AR Notes	119,063
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	158,044
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,196,154

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)     the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,245,888,897

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	33,006,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	82,825,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	120,318,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	83,144,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,276,493,000

12.04 (f)      the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-2AR Notes	0.000%
A-3AR Notes	0.000%
B-1AR Notes	0.000%
A-1L Notes	5.130%
A-4AR Notes	6.250%
A-5AR Notes	6.300%
B-2AR Notes	6.750%
A-2L Notes	5.060%
A-3L Notes	5.110%
A-6AR Notes	7.000%
B-3AR Notes	7.400%
A-4L Notes	5.060%
A-5L Notes	5.150%
A-6L Notes	5.180%
B-4AR Notes	7.500%
A-7L Notes	5.060%
A-8L Notes	5.160%
A-9L Notes	5.190%
A-10L Notes	5.220%
A-11L Notes	5.260%

12.04 (g)     the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	384,043

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	3,200
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	32,484
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)      the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$10,420,463	4,401,569	14,822,032

                     Of the total amount recovered above, $ 1,339,937.01 was in-transit as of 12-31-07, and was received in early January.

12.04 (j)       the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,473,463	—

Acquisition Fund:

12.04 (k)     the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)      the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)     the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days*	1,248	$31,542,645
31 - 60 days	1,712	53,790,227
61 - 90 days	863	27,925,964
91 - 120 days	519	16,279,062
Over 120 days	1,370	45,532,273
Claims filed	208	5,787,084
	5,920	$180,857,255

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)     the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$17,818,707	$49,708	$17,868,415
Reserve Fund	17,473,463	76,082	17,549,545
Acquisition Fund	—	—	—
Redemption Fund	—	2	2
Student Loan Receivable	2,245,888,897	43,876,660	2,289,765,557
Total	$2,281,181,067	$44,002,451	$2,325,183,518

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	33,006,000	164,617	33,170,617
A-4AR Notes	28,600,000	34,757	28,634,757
A-5AR Notes	60,000,000	73,500	60,073,500
B-2AR Notes	8,000,000	21,000	8,021,000
A-2L Notes	82,825,000	407,453	83,232,453
A-3L Notes	235,000,000	1,167,493	236,167,493
A-6AR Notes	100,000,000	97,222	100,097,222
B-3AR Notes	25,000,000	61,667	25,061,667
A-4L Notes	120,318,000	591,898	120,909,898
A-5L Notes	171,000,000	856,188	171,856,188
A-6L Notes	245,000,000	1,233,847	246,233,847
B-4AR Notes	32,000,000	46,667	32,046,667
A-7L Notes	83,144,000	409,022	83,553,022
A-8L Notes	372,000,000	1,866,200	373,866,200
A-9L Notes	143,000,000	721,554	143,721,554
A-10L Notes	234,000,000	1,187,550	235,187,550
A-11L Notes	303,600,000	1,552,577	305,152,577
	$2,276,493,000	$10,493,212	$2,286,986,212

Value of the Trust Estate*:
Student Loans - unpaid principal	$2,245,888,897
Student Loans - accrued interest/special allowance	43,876,660
Funds held on deposit	35,292,169.83
Funds held on deposit - accrued interest	125,792
Total	$2,325,183,518

Value of Notes Outstanding (unpaid principal balance plus accrued interest)	$2,286,986,212
Value of Senior Notes Outstanding (unpaid principal balance plus accrued interest)	$2,221,856,878

Parity - Notes Outstanding**	101.67%
Parity - Senior Notes Outstanding***	104.65%

* Value of the Trust Estate includes (a) with respect to any student loan, the unpaid principal amount thereof, plus any accrued but unpaid interest, interest benefit payments and special allowance payments; (b) with respect to any funds on deposit in any commercial bank or as to any banker’s acceptance, repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest; and (c) with respect to any eligible investments, the par value thereof plus accrued but unpaid interest.

** Value of the Trust Estate/Value of Notes Outstanding

*** Value of the Trust Estate/Value of Senior Notes Outstanding

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,099	207,867,964	9.26%
Financed Student Loans in deferment	8,194	331,619,486	14.77%

* Value of the Trust Estate includes (a) with respect to any student loan, the unpaid principal amount thereof, plus any accrued but unpaid interest, interest benefit payments and special allowance payments; (b) with respect to any funds on deposit in any commercial bank or as to any banker's acceptance, repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest; and (c) with respect to any eligible investments, the par value thereof plus accrued but unpaid interest.

** Value of the Trust Estate/Value of Notes Outstanding

*** Value of the Trust Estate/Value of Senior Notes Outstanding